J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Asia Pacific Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 29, 2016

to the Prospectus, Summary Prospectus and Statement

of Additional Information dated March 1, 2016, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN ASIA PACIFIC FUND. The Board of Trustees of the JPMorgan Asia Pacific Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about April 29, 2016 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. Unless you have an individual retirement account (“IRA”) where the State Street Bank and Trust (“SSBT”) serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account where SSBT serves as custodian, your shares will be exchanged for the corresponding class of shares of the JPMorgan Liquid Assets Money Market Fund as specified below, unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator.

Share Class of JPMorgan Asia Pacific Fund	Share Class of JPMorgan Liquid Assets Money Market Fund
Class A Shares	Morgan Shares
Class C Shares	Morgan Shares
Select Class Shares	Morgan Shares

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Class A Shares or Select Class Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution. They may also purchase other share classes for which they are eligible. If Shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund within 90 days of the liquidating distribution, no contingent deferred sales charge will be imposed on those new Class C Shares.

PURCHASES OF FUND SHARES ARE NO LONGER BEING ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-APF-LIQ-316-2